UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Experimental Station, Route 141 & Henry Clay Road, Building E336 Wilmington, DE		19880
(Address of principal executive offices)		(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

On July 31, 2008, in connection with the public offering of common stock, $.001 par value per share (the “Common Stock”), of Incyte Corporation (the “Company”), the Finance Committee of the Board of Directors (the “Board”) of the Company placed into effect an amendment (the “Amendment”) to the Company’s stockholder rights plan that was previously approved by the Board on July 29, 2008.

The stockholder rights plan, as evidenced by a Rights Agreement, dated as of September 25, 1998 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”) has been amended to increase the threshold of ownership in the Company’s securities necessary to cause investors to become “Acquiring Persons” and thereby trigger the occurrence of a “Distribution Date” under the Rights Agreement from 15% to 20%.  The Rights Agreement expires on September 25, 2008.

A copy of the Amendment is being filed with the Securities and Exchange Commission as an exhibit to the Company’s amendment to its Registration Statement on Form 8-A. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS.

On July 31, 2008, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the underwriters named therein (collectively, the “Underwriters”), relating to the public offering of 10,500,000 shares of Common Stock at a public offering price of $9.00 per share.  The offering is scheduled to close on August 6, 2008, subject to customary closing conditions.  The Company has granted the underwriters an option, exercisable within thirty days from the date of the Underwriting Agreement, to purchase up to 1,575,000 additional shares of Common Stock.  The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-152611) previously filed with the Securities and Exchange Commission.  The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.  The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

On July 31, 2008, the Company issued a press release announcing the pricing of the public offering.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of July 31, 2008.

4.1

Amendment No. 1 to the Rights Agreement, dated July 31, 2008, between the Company and Mellon Investor Services LLC, as Rights Agent (filed as Exhibit 4.2 to the Company’s Amendment to Registration Statement on Form 8-A/A filed August 1, 2008 relating to the Series A Participating Preferred Stock Purchase Rights and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release of Incyte Corporation dated July 31, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2008

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel

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